September 24, 2021
Pioneer U.S. Government Money Market Fund
Supplement to the Prospectus dated May 1, 2021
Fund summary
Effective September 29, 2021, the following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Timothy Rowe, Managing Director and Director
of Multi-Sector Fixed Income of Amundi US
(portfolio manager of the fund since September
2021); and Gregory R. Palmer, Vice President
of Amundi US (portfolio manager of the fund
since 2020)

Management
Effective September 29, 2021, the following replaces the corresponding information under the heading “Portfolio management” in the section entitled “Management”:
Day-to-day management of the fund's portfolio is the responsibility of Timothy Rowe (portfolio manager of the fund since September 2021) and Gregory R. Palmer (portfolio manager of the fund since 2020). Mr. Rowe and Mr. Palmer are supported by the Amundi US fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of one or more of Amundi US’s affiliates.
Mr. Rowe, Managing Director and Director of Multi-Sector Fixed Income of Amundi US, joined Amundi US in 1988 and has been a portfolio manager of the fund since September 2021.

Mr. Palmer, a Vice President of Amundi US, joined Amundi US in 1998 and has been a portfolio manager of the fund since 2020. He has been an investment professional for over 20 years.
32670-00-0921
©2021 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC